UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2025

OPENLANE, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11299 N. Illinois Street, Suite 500
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KAR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 9, 2025, OPENLANE, Inc. (the “Company”), a Delaware corporation, entered into a Preferred Stock Repurchase Agreement (the “Apax Repurchase Agreement”) with Ignition Acquisition Holdings LP (“Apax”), a Delaware limited partnership and affiliate of funds managed, advised or controlled by Apax Partners US, LLC, pursuant to which the Company agreed to repurchase from Apax 288,322 shares of the Company’s Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), for aggregate consideration of $482,431,500 (the “Apax Repurchase”). Substantially simultaneously with the execution of the Apax Repurchase Agreement, the Company entered into a Preferred Stock Repurchase Agreement (the “Periphas Repurchase Agreement” and together with the Apax Repurchase Agreement, the “Repurchase Agreements”) with Periphas Kanga Holdings, LP, (“Periphas” and together with Apax, the “Stockholders”), a Delaware limited partnership, pursuant to which the Company agreed to repurchase from Periphas 45,706 shares of Series A Preferred Stock for aggregate consideration of $76,477,055 (the “Periphas Repurchase” and together with the Apax Repurchase, the “Repurchases”). The Repurchases are conditioned upon the satisfaction or waiver of certain customary closing conditions and are anticipated to close as soon as practicable after September 30, 2025 and prior to October 20, 2025.

The foregoing does not purport to be a complete description of the terms of the Repurchases and is qualified in its entirety by reference to the full text of the Repurchase Agreements, which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference. Readers should review these agreements for a complete understanding of the terms and conditions associated with the transaction.

Item 8.01 Other Events.

On September 9, 2025, the Company issued a press release announcing the execution of the Repurchase Agreements. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

    (d) Exhibits

        EXHIBIT NO.            DESCRIPTION OF EXHIBIT

10.1    Preferred Stock Repurchase Agreement, dated September 9, 2025, by and between OPENLANE, Inc. and Ignition Acquisition Holdings LP.

10.2    Preferred Stock Repurchase Agreement, dated September 9, 2025, by and between OPENLANE, Inc. and Periphas Kanga Holdings, LP.

99.1    Press Release, dated September 9, 2025

104    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 9, 2025	OPENLANE, Inc.

/s/ BRADLEY HERRING
Bradley Herring Executive Vice President and Chief Financial Officer